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                                                                   Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No's. 33-88446, 33-88448, 333-39573 and 333-28813) of
CyberGuard Corporation of our report dated August 27, 1999 relating to the financial statements, which appears in this Form 10-K.



PricewaterhouseCoopers LLP
Atlanta, GA
August 30, 1999